SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

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     14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12

                                 Osteotech, Inc.
                (Name of Registrant as Specified In Its Charter)


                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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1)   Title of each class of securities to which transaction applies:

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[_]  Fee paid previously with preliminary materials:

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[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          --------------------------------------------

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     4)   Date Filed:

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

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 14, 2001

To Our Stockholders:

     The 2001 annual meeting of stockholders of Osteotech, Inc. will be held at the Sheraton Eatontown Hotel and Conference Center, 6 Industrial Way East, Eatontown, New Jersey 07724 on Thursday, June 14, 2001 at 9:00 a.m. local time. At the meeting, stockholders will act on the following matters:

     1.   Election  of seven  directors,  each for a term of one year  (Proposal
          No.1);

     2. Ratification of the appointment of PricewaterhouseCoopers LLP as Osteotech's independent auditors for the year ending December 31, 2001 (Proposal No. 2); and

     3    Any other matters that properly come before the meeting.

     Only stockholders of record at the close of business on April 23, 2000 are entitled to vote at the meeting or at any postponement or adjournment.

     We hope that as many stockholders as possible will personally attend the meeting. Whether or not you plan to attend the meeting, please complete the enclosed proxy card and sign, date and return it promptly so that your shares will be represented. Sending in your proxy will not prevent you from voting in person at the meeting.

                                           By Order of the Board of Directors,

                                           /s/ Michael J.  Jeffries
                                           -------------------------------------

                                           MICHAEL J.  JEFFRIES
                                           Secretary

April 30, 2001

                                TABLE OF CONTENTS

                                                                            Page

ABOUT THE MEETING..............................................................1

   What is the purpose of the annual meeting?..................................1

   Who is entitled to vote?....................................................1

   Who can attend the meeting?.................................................1

   What constitutes a quorum?..................................................2

   How do I vote?..............................................................2

   Can I vote by telephone or electronically?..................................2

   Can I change my vote after I return my proxy card?..........................2

   What are the Board's recommendations?.......................................2

   What vote is required to approve each item?.................................3

STOCK OWNERSHIP................................................................3

   Who are the largest owners of Osteotech's stock?............................3

   How much stock do Osteotech's directors and executive officers own?.........3

   Section 16(a) beneficial ownership reporting compliance.....................5

PROPOSAL NO. 1-- ELECTION OF DIRECTORS.........................................5

   Nominees standing for election to the Board.................................6

   Business experience of nominees to the Board................................6

   Board recommendation and stockholder vote required..........................8

   How are directors compensated?..............................................8

   How often did the Board meet during 2000?...................................8

DIRECTORS' STOCK OPTIONS.......................................................9

BOARD COMMITTEE MEMBERSHIP.....................................................9

   What committees has the Board established?..................................9

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS.......................11

AUDIT FEES....................................................................12

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES..................12

ALL OTHER FEES................................................................12

BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS.....................................12

SUMMARY COMPENSATION TABLE....................................................13

OPTION GRANTS IN LAST YEAR....................................................15

AGGREGATED OPTION EXERCISES IN LAST YEAR AND YEAR-END OPTION VALUES...........16

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...................16

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS................17

   Overview...................................................................17

   Salary and bonus programs..................................................18

   Chief Executive Officer's Compensation.....................................19

EMPLOYMENT AGREEMENTS.........................................................21

CHANGE IN CONTROL AGREEMENTS..................................................22

STOCKHOLDER RETURN PERFORMANCE GRAPH..........................................24

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................25

PROPOSAL NO.  2-- RATIFICATION OF AUDITORS....................................25

   Board recommendation and stockholder vote required.........................25

ANNUAL REPORT TO STOCKHOLDERS.................................................25

STOCKHOLDERS' PROPOSALS.......................................................25

GENERAL.......................................................................26

OTHER MATTERS.................................................................26

EXHIBIT A....................................................................A-1

                                 Osteotech, Inc.
                                  51 James Way
                               Eatontown, NJ 07724

                               -------------------

                                 PROXY STATEMENT

                               -------------------

     This proxy statement contains information related to the annual meeting of stockholders of Osteotech, Inc. to be held on Thursday, June 14, 2001, beginning at 9:00 a.m., at the Sheraton Eatontown Hotel and Conference Center, 6
Industrial Way East, Eatontown, NJ 07724, and at any postponements or adjournments thereof. The approximate date of mailing for this proxy statement and card as well as a copy of Osteotech's 2000 Annual Report is May 14, 2001.

                                ABOUT THE MEETING

What is the purpose of the annual meeting?

     At Osteotech's annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including:

     o    the election of directors

     o    the ratification of our independent auditors

In addition, management will report on our performance during 2000 and respond to questions from stockholders.

Who is entitled to vote?

     Only stockholders of record at the close of business on the record date, April 23, 2001, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the meeting?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Cameras, recording devices and other electronic devices will not be permitted at the meeting. Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting. Parking is available free of charge in the hotel parking lot.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of one-third of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 14,011,886 shares of Osteotech's common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered present at the meeting.

How do I vote?

     If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder as of the record date and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy card from the institution that holds their shares.

Can I vote by telephone or electronically?

     No. We have not instituted any mechanism for telephone or electronic voting. However, "street name" stockholders may be able to vote electronically through their brokers. If so, instructions regarding electronic voting will be provided by the broker as part of the package which includes this proxy statement.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with Osteotech's Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

     o    for election of the nominated slate of directors (see page 5)

     o for ratification of the appointment of PricewaterhouseCoopers LLP as Osteotech's independent auditors (see page 25)

     Pursuant to the provisions of Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, with respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

     Election of directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy card marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

     Other proposals. For each other proposal, the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the proposal will be required for approval. A properly executed proxy card marked "ABSTAIN" with respect to any such matter will not be voted on such matter, although it will be counted for purposes of determining whether there is a quorum and in determining the number of shares necessary for approval of such matter. Accordingly, an abstention will have the effect of a negative vote.

     Broker non-votes. If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

                                 STOCK OWNERSHIP

Who are the largest owners of Osteotech's stock?

     Two investors own shares of common stock equal to 12.4% and 10.3%, respectively, of the outstanding shares of common stock. The table below names these investors.

How much stock do Osteotech's directors and executive officers own?

     The table below shows the amount of Osteotech common stock beneficially owned (unless otherwise indicated) by Osteotech's directors, Osteotech's executive officers named in the Summary Compensation Table below and Osteotech's executive officers and directors as a group. All information is as of February 28, 2001.

                                                                   Percent of
Name and address of beneficial       Aggregate number of shares      shares
owner or identity of group(1)            beneficially owned       outstanding(2)
-----------------------------            ------------------       --------------

Massachusetts Financial Services          1,735,151(3)                12.4%
Company
500 Boylston Street
Boston, MA 02116

William J. Nasgovitz                      1,442,000(4)                10.3%
Heartland Advisors, Inc.
789 North Water Street
Milwaukee, WI 53202

Arthur A. Alfaro                             92,073(5)                 *

Richard W. Bauer                            441,247(6)                 3.1%

Michael J. Jeffries                         201,192(7)                 1.4%

James L. Russell, Ph.D.                     214,243(8)                 1.5%

Richard Russo                                57,517(9)                 *

Donald D. Johnston                          498,500(10)                3.5%

Kenneth P. Fallon, III                       61,250(11)                *

John Phillip Kostuik, M.D. FRCS (C)          37,500(12)                *

Stephen J. Sogin, Ph.D.                      61,622(13)                *

All executive officers and
directors as a group
(9 persons)                               1,665,144(14)               11.1%

--------------------------
*    Represents less than 1% of Osteotech's outstanding common stock.

(1) Unless otherwise indicated below, the persons in the above table have sole voting and investment power with respect to all shares beneficially owned by them. The address of all executive officers and directors is c/o Osteotech, Inc., 51 James Way, Eatontown, New Jersey, 07724.

(2) The percentage of stock outstanding for each stockholder is calculated by dividing (i) the number of shares deemed to be beneficially held by such stockholder as of February 28, 2001 by (ii) the sum of (A) the number of shares of common stock outstanding as of February 28, 2001 plus (B) the number of shares issuable upon exercise of options or warrants held by such stockholder which were exercisable as of February 28, 2001 or which will become exercisable within 60 days after February 28, 2001.

(3) This information was obtained from a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2001.

(4) This information was obtained from a Schedule 13G filed with the Securities and Exchange Commission on January 9, 2001.

(5) Includes 50,000 shares underlying options which are currently exercisable or which will become exercisable within 60 days after February 28, 2001.

(6) Includes 389,000 shares underlying options which are currently exercisable or which will become exercisable within 60 days after February 28, 2001.

(7) Includes 125,144 shares underlying options which are currently exercisable or which will become exercisable within 60 days after February 28, 2001.

(8) Includes 214,243 shares underlying options which are currently exercisable or which will become exercisable within 60 days after February 28, 2001.

(9) Includes 55,239 shares underlying options that are currently exercisable or which will become exercisable within 60 days after February 28, 2001.

(10) Includes 71,250 shares underlying options which are currently exercisable or which will become exercisable within 60 days after February 28, 2001 and includes 25,000 shares of common stock beneficially owned by Mr. Johnston's wife of which he disclaims beneficial ownership.

(11) Includes 45,000 shares underlying options which are currently exercisable or which will become exercisable within 60 days after February 28, 2001.

(12) Includes 37,500 shares underlying options which are currently exercisable or which will become exercisable within 60 days after February 28, 2001.

(13) Includes 56,250 shares underlying options which are currently exercisable or which will become exercisable within 60 days after February 28, 2001.

(14) Includes options to purchase an aggregate of 1,043,626 shares of common stock which are currently exercisable or which will become exercisable within 60 days after February 28, 2001.

Section 16(a) beneficial ownership reporting compliance

     Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, we believe that all of our directors and executive officers complied during 2000 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended.

                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

     Under Osteotech's By-laws, all directors elected by stockholders are elected for a one-year term. Each of the nominees has consented to serve a one-year term. If any of them should become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. Pursuant to the Board's authority under the By-laws, it has set the number of directors at seven. Accordingly, the Board has nominated seven persons to fill such positions.

Nominees standing for election to the Board

                                           Current Position
Name                                 Age   With Company
----------------------------------   ----  -------------------------------------

Donald D. Johnston                    76   Chairman of the Board

Richard W. Bauer                      56   Chief Executive Officer and Director

Arthur A. Alfaro                      50   President, Chief Operating Officer
                                           and Director

Michael J. Jeffries                   58   Executive Vice President,
                                           Chief Financial Officer, Secretary
                                           and Director

Kenneth P. Fallon, III                62   Director

John Phillip Kostuik, M.D., FRCS(C)   63   Director

Stephen J. Sogin, Ph.D.               59   Director


Business experience of nominees to the Board

     Donald D. Johnston, 76, has been a director of Osteotech since September, 1991. Mr. Johnston became Chairman of the Board in June, 1992. Over the course of 25 years Mr. Johnston held various positions of increasing responsibility with Johnson & Johnson, Inc. At the time of his retirement in May, 1986 he was a member of the Executive Committee and the Board of Directors of Johnson & Johnson, Inc. From 1992 to 1998, Mr. Johnston was a founding Director and a member of the Audit, Compensation and Executive Committees of Human Genome Sciences, Inc. He is currently a member of the Board of Directors and Chairman of the Audit Committee of Diversa Corp. Mr. Johnston has a B.A. in economics from the University of Cincinnati.

     Richard W. Bauer, 56, has served as our Chief Executive Officer and a member of the Board since he joined Osteotech in February, 1994. Mr. Bauer also served as our President from February, 1994 until September, 1999. Prior to joining Osteotech, from 1992 to 1993, Mr. Bauer was President of the Prosthetic Implant Division of Zimmer, Inc., a subsidiary of Bristol-Myers Squibb Company. From 1991 through 1992, Mr. Bauer served as Senior Vice President and General Manager of Zimmer's Fracture Management Division, and as Vice President of Marketing of its Orthopaedic Implant Division from 1989 to 1991. Mr. Bauer previously served in positions of significant responsibility with Professional Medical Products, Inc., Support Systems International, Inc. and the Patient Care Division of Johnson & Johnson, Inc. Mr. Bauer currently serves as a member of the Board of Directors of the New Jersey Chapter of the Arthritis Foundation. Mr. Bauer has B.S. and M.B.A. degrees from Fairleigh Dickinson University.

     Arthur A. Alfaro, 50, joined Osteotech in September, 1999 as President, Chief Operating Officer and a member of the Board of Directors. From October, 1998 until September, 1999 Mr. Alfaro was a Division President at Medtronic Sofamor Danek, and from October, 1995 until August, 1998 he was Vice President and General Manager at Sulzer Carbomedics. From January, 1991 until September, 1995 he also held positions at Boston Scientific Corporation including Vice President, Corporate Sales and Marketing and Vice President and General Manager, InSurg Division. Prior to Boston Scientific he was with Johnson & Johnson for over 10 years in sales, marketing and international market development positions. Mr. Alfaro has a B.A. from University of Maryland and a M.B.A. from Fairleigh Dickinson University.

     Michael J. Jeffries, 58, Executive Vice President, Chief Financial Officer, Secretary and member of the Board of Directors, has been with Osteotech for more than eleven years. He joined Osteotech in January, 1990, originally as Senior Vice President and Chief Financial Officer, became Secretary in May, 1991 and a director in July, 1991, and was appointed Executive Vice President in October, 1992. Mr. Jeffries also served as our Chief Operating Officer from January, 1994 until September, 1999. Prior to joining Osteotech, Mr. Jeffries had more than 25 years of business experience in various positions of increasing responsibility in a number of publicly and privately held companies, for some of which he was also a member of the board of the directors. Mr. Jeffries is a member of the Board of Governors of the American Association of Tissue Banks and serves as Treasurer of the Association and Chair of the Association's Finance Committee. He also is a member of the Board of Directors of the American Tissue Services Foundation, which is a client of Osteotech's. See "Certain Relationships and Related Transactions" on page 25. Mr. Jeffries has a B.B.A. degree from the City College of New York and a M.B.A. degree in finance from Fordham University.

     Kenneth P. Fallon, III, 62, was elected to serve on the Board in June, 1995 and is Chief Executive Officer and a Director of Axya Medical Inc., a Massachusetts based, privately held medical device firm. In 1997, Mr. Fallon was President of the surgical business at Haemonetics Corporation. In 1994 and 1995, Mr. Fallon served as Chief Executive Officer and Chairman of the Board of UltraCision Incorporated, a manufacturer of advanced technology medical devices. UltraCision was sold to Ethicon EndoSurgery, a unit of Johnson & Johnson, Inc., in November, 1995. From 1992 through 1994, Mr. Fallon served as President and Chief Executive Officer of American Surgical Technologies Corporation. Mr. Fallon was President, U.S. Operations of Zimmer, Inc., a subsidiary of Bristol-Myers Squibb Company from 1991 to 1992. From 1985 through 1991 he served as President of Zimmer's Orthopaedic Implant Division, and from 1983 to 1985 as its Vice President of Marketing. Mr. Fallon previously served in positions of significant responsibility with the Codman and Orthopedic Divisions of Johnson & Johnson, Inc. Mr. Fallon has a B.B.A. degree in marketing from the University of Massachusetts and a M.B.A. degree from Northeastern University.

     John Phillip Kostuik, M.D., FRCS(C), 63, was elected to serve on the Board in June, 1997. Dr. Kostuik is currently and has since 1991 been a Professor and Chairman of the Department of Orthopaedic Surgery, Johns Hopkins University, School of Medicine, Chief Spine Division. He is the past president of the Scoliosis Research Society and the North American

Spine Society and he has served on the Executive Committee of the North American Spine Society. He has a M.D. degree from Queens University, graduating in 1961.

     Stephen J. Sogin, Ph.D., 59, has served as a director of Osteotech since October, 1988. From December, 1984 until January 1, 1995, he was a founding general partner of Montgomery Medical Ventures. Dr. Sogin currently serves as a venture capital consultant and serves on the Board of Directors of Finet Holdings Corp. and three private corporations. Dr. Sogin is also currently Chairman and Chief Executive Officer of Icomomed, a start-up internet based medical information data base. He has a B.S., M.S. and Ph.D. in microbiology from the University of Illinois. On July 1, 1997, Dr. Sogin consented to a cease and desist order issued by the Securities and Exchange Commission involving his late filing of Forms 3, 4 and 5, which he was required to file in his capacity as a General Partner of Montgomery Medical Ventures II. None of the Commission's findings involve charges that Dr. Sogin received improper gains or personal benefits as a result of these violations. Dr. Sogin has advised Osteotech that the trades in question were conducted by the partnership (Montgomery Medical Ventures II) and none of these trades were executed by him personally.

Board recommendation and stockholder vote required

     The Board of Directors recommends a vote FOR the election of each of the nominees named above. (Proposal No. 1 on the proxy card). The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors.

How are directors compensated?

     Members of the Board who are not executive officers of Osteotech receive $15,000 per annum in consideration of their serving on the Board. The Chairman of the Board receives an additional $10,000 per annum. Each Board member receives $1,000 for each Board meeting attended in excess of four per year and reimbursement for travel and related expenses incurred in connection with his attendance at meetings. Members of the Board do not receive separate compensation for acting as members of committees of the Board, other than reimbursement for travel and related expenses incurred in connection with their attendance at committee meetings. Directors who also serve as executive officers receive cash compensation solely for acting in such capacity as an executive officer. See "Summary Compensation Table" on page 13.

How often did the Board meet during 2000?

     The Board of Directors met six times during 2000. Each director attended at least 75% of the total number of meetings of the Board and committees on which he served.

                            DIRECTORS' STOCK OPTIONS

     During the year ended December 31, 2000, we granted options to purchase common stock under Osteotech's 1991 Independent Directors' Stock Option Plan, exercisable at a price equal to the fair market value of Osteotech's common stock on the date of grant, as follows:

                                                    Number of
Names                                               Options(1)    Exercise Price
--------------------------------------------------  ---------     --------------
Kenneth P. Fallon, III ...........................    11,250          $11.00
Donald D. Johnston ...............................    11,250           11.00
John Phillip Kostuik, M.D., FRCS(C) ..............    11,250           11.00
Stephen J. Sogin, Ph.D ...........................    11,250           11.00

----------------------------

(1) All of the options listed here were granted on June 8, 2000, vest on the first anniversary of the date of grant and expire ten (10) years from the date of grant.


                           BOARD COMMITTEE MEMBERSHIP

What committees has the Board established?

     The Board of Directors has standing Executive, Compensation and Audit Committees. Osteotech does not have a Nominating Committee. The membership of the standing committees is set forth in the following table.

                                               Executive  Compensation  Audit
Name                                           Committee    Committee  Committee
--------------------------------------------   ---------  ------------ ---------

Arthur A. Alfaro ...........................

Richard W. Bauer ...........................      *

Kenneth P. Fallon, III .....................                   *

Michael J. Jeffries ........................

Donald D. Johnston .........................      *            **         **

John Phillip Kostuik, M.D., FRCS(C) ........                              *

Stephen J. Sogin, Ph.D .....................      *            *          *
----------------------------

*    Member

**   Chair. There is no Chair of the Executive Committee

     Executive Committee. The Executive Committee possesses all of the powers of the Board except the power to issue stock, approve mergers with nonaffiliated corporations or declare dividends (except at a rate or in a periodic amount or within a price range established by the

Board), and certain other powers specifically reserved by Delaware law to the Board. In 2000, the Executive Committee held two meetings.

     Compensation Committee. The Compensation Committee is charged with:

     o    reviewing Osteotech's general compensation strategy;

     o establishing salaries and bonuses for officers; reviewing benefit programs (including pensions) for all levels of officers and certain non-officer employees;

     o administering Osteotech's incentive compensation and stock option plans and certain other compensation plans; and

     o    approving employment contracts for officers.

In 2000, the Compensation Committee met six times.

     Audit Committee. Our common stock is traded on The Nasdaq Stock Market(R) ("Nasdaq"). In compliance with recently adopted audit committee requirements for Nasdaq companies, the Audit Committee is composed of three directors, all of whom are independent. Each of the members is able to read and understand financial statements, including a balance sheet, income statement and cash flow statement. At least one member of the Audit Committee has past employment experience in finance or accounting or satisfies the other criteria established by Nasdaq for at least one member of the Audit Committee. The Audit Committee met two times during 2000. The Audit Committee has also adopted a Charter as required by Nasdaq requirements. The charter describes the primary functions of the Audit Committee as:

     o    recommend the appointment of independent auditors;

     o review the arrangements for and scope of the audit by the independent auditors;

     o    review the independence of the independent auditors;

     o consider the adequacy of the system of internal accounting controls, and review any proposed corrective actions; and

     o review and discuss with management and the independent accountants Osteotech's draft quarterly and annual financial statements and key accounting and/or reporting matters.

                               REPORT OF THE AUDIT
                       COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of Osteotech's Board of Directors is composed of the following non-employee directors: Donald J. Johnston, Chairperson, John Phillip Kostuik, M.D., FRCS and Stephen J. Sogin, Ph.D. All of the members of the Audit Committee are independent as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Exhibit A. The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the appointment of Osteotech's independent accountants.

     Management is responsible for Osteotech's internal controls and the financial reporting process. Osteotech's independent accountants are responsible for performing an independent audit of Osteotech's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report on Osteotech's financial statements. The Audit Committee's responsibility is to monitor and oversee these processes.

     In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that Osteotech's consolidated financial statements were prepared in accordance with generally accepted accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards).

     Osteotech's independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants the accounting firm's independence. The Audit Committee also considered whether non-audit services, as described on page 12 under "All Other Fees," provided by the independent accountants during the last fiscal year were compatible with maintaining the independent accountants' independence.

     Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Ostoeotech's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 filed with the Securities and Exchange Commission.

                                              Members of the Audit Committee

                                              Donald D. Johnston
                                              John Phillip Kostuik, M.D., FRCS
                                              Stephen J. Sogin, Ph.D

                                   AUDIT FEES

     Audit fees billed or expected to be billed to Osteotech by PricewaterhouseCoopers LLP for the audit of Osteotech's consolidated financial statements for the year ended December 31, 2000, statutory audits for Osteotech's foreign subsidiaries for the year ended December 31, 2000, reviews of Osteotech's financial statements included in Osteotech's quarterly reports on Form 10-Q for the year ended December 31, 2000, and consultation on accounting topics totaled $125,582.

          FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     No fees were billed or are expected to be billed to Osteotech by PricewaterhouseCoopers LLP for services provided during the last fiscal year for the design and implementation of financial information systems.

                                 ALL OTHER FEES

         Fees   billed   or   expected   to   be   billed   to    Osteotech   by
PricewaterhouseCoopers LLP for all other non-audit services, including consultations on domestic and foreign taxes, benefit plan audits and systems reviews, provided during the last fiscal year totaled $68,470.

                    BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

         The following is a description of the background of the executive officers of Osteotech who are not directors:

     James L. Russell, Ph.D., 50, joined Osteotech in December, 1995 as Executive Vice President and Chief Scientific Officer. He previously held research and development positions of increasing responsibility for 16 years with Proctor & Gamble Company, or P&G. Dr. Russell oversaw the development of several products, in a variety of therapeutic areas, including bone-related therapeutic agents for the treatment of Paget's disease, hypocalcemia of malignancy and osteoporosis. In his prior position at P&G, he served as the Pharmaceutical Division's Director of Product Development. Dr. Russell holds a B.S. in Biology from Boston State College and a Ph.D. in Cellular Immunology from Purdue University.

     Richard Russo, 52, joined Osteotech in September, 1991, and was elected Executive Vice President and General Manager, International on July 1, 2000. From April, 1998 to June, 2000 Mr. Russo served as Executive Vice President, Strategic Planning and Business Development and from October, 1995 to April, 1998 he served as Senior Vice President, Strategic Planning and Business Development. Prior thereto Mr. Russo had held a number of progressively more responsible positions with Osteotech in the areas of marketing, business development, clinical research and regulatory affairs. Prior to joining Osteotech, Mr. Russo worked for several leading healthcare companies, having positions of responsibility in marketing, sales, business development, regulatory affairs and clinical research management. Mr. Russo earned a B.A. in philosophy from Boston College and a M.B.A. in marketing from Columbia University.

                           SUMMARY COMPENSATION TABLE

     The following table provides a summary of compensation for each of the three years ended December 31, 2000, 1999 and 1998 with respect to the person serving as Osteotech's Chief Executive Officer during the year ended December 31, 2000, each of Osteotech's four other most highly compensated executive officers during the year ended December 31, 2000 who were serving in that capacity as of December 31, 2000 and whose annual salary and bonus during the year ended December 31, 2000 exceeded $100,000.

                                                                                                    Long-Term
                                              Annual Compensation                              Compensation Awards
                                              -------------------                              -------------------
                                                                                        Other
                                                                                        Annual       Securities     All Other
                                                                                     Compensation    Underlying   Compensation
Name and Principal Position               Year     Salary ($)       Bonus ($)          ($) (1)       Options (#)     ($) (2)
---------------------------               ----     ----------       ---------          -------       -----------     -------

Richard W. Bauer
Chief Executive Officer                   2000     $341,250        $      0              $0          50,000          $2,625
                                          1999      322,500          95,043               0          15,000           2,500
                                          1998      296,250         164,917               0          37,500           2,500

Arthur A. Alfaro (3)                      2000     $282,500        $      0         $29,133(4)      125,000              $0
President and Chief Operating Officer     1999       83,383(5)       70,000(5)            0         200,000(5)            0

Michael J. Jeffries                       2000     $239,000        $      0              $0          25,000          $2,625
Executive Vice President and              1999      225,000          42,780               0          10,000           2,500
Chief Financial Officer                   1998      207,000          91,704               0          30,000           2,500

James L. Russell, Ph.D.                   2000     $204,252        $      0              $0          10,000          $2,625
Executive Vice President and              1999      196,256          37,015               0          10,000           2,500
Chief Scientific Officer                  1998      185,502          59,220               0          22,500           2,500

Richard Russo                             2000     $205,002        $      0              $0          25,000          $2,625
Executive Vice President and              1999      184,256          35,341               0          10,000           2,500
General Manager, International            1998      162,000          52,605               0          26,250           2,500


(1) Excludes perquisites and other personal benefits that in the aggregate do not exceed 10% of the Named Officer's total annual salary and bonus.

(2)  Consists of annual Company contributions to a 401(k) plan.

(3) Mr. Alfaro joined the Company as President and Chief Operating Officer on September 13, 1999.

(4)  Consists of relocation assistance.

(5) Pursuant to his employment agreement, Mr. Alfaro is entitled to receive an annual salary of $275,000 (which may be adjusted from time to time), of which $83,383 was paid in 1999, a signing bonus of $20,000, a performance bonus of $50,000 and an option to purchase 200,000 shares of common stock at an exercise price of $12.625.

                           OPTION GRANTS IN LAST YEAR

     The following table contains information concerning the grant of stock options under our 2000 Stock Plan (the "Stock Plan") to the Named Officers during 2000.


                                                                                             Potential Realizable Value At
                                                                                             Assumed Annual Rates Of Stock
                                                                                             Price Appreciation For Option
                                                  Individual Grants                                     Term(1)
                             ------------------------------------------------------------ -------------------------------------

                              Number of      % of Total
                              Securities      Options
                              Underlying      Granted
                               Options      to Employees    Exercise or
                              Granted (#)        in          Base Price     Expiration
                                 (2)        Fiscal Year    ($/Share) (2)     Date (2)      0%($)        5%($)        10%($)
                             ------------- --------------- --------------- -------------- --------- ------------ --------------

Richard W. Bauer                  25,000         3.64%         $3.50       12/07/10         $0          $55,028       $139,452
                                  25,000(3)      3.64%          3.50       12/07/10          0           55,028        139,452
Arthur A. Alfaro                 100,000        14.58%          3.50       12/07/10          0          220,113        557,810
                                  25,000(3)      3.64%          3.50       12/07/10          0           55,028        139,452
Michael J. Jeffries               15,000         2.19%          3.50       12/07/10          0           33,017         83,671
                                  10,000(3)      1.46%          3.50       12/07/10          0           22,011         55,781
James L. Russell, Ph.D.           10,000         1.46%          3.50       12/07/10          0           22,011         55,781
Richard Russo                     15,000         2.19%          3.50       12/07/10          0           33,017         83,671
                                  10,000(3)      1.46%          3.50       12/07/10          0           22,011         55,781
------------------------------------------------------------------------------------------------------------------------------
All Stockholders(4)              N/A            N/A             N/A             N/A         $0      $41,789,550   $105,902,925
All Optionees(5)                 686,000       100.00%         $5.76       Various           0        2,484,036      6,295,034
Optionees Gain as a % of
all Stockholders Gain            N/A            N/A             N/A             N/A         N/A            5.9%          5.9%
------------------------------------------------------------------------------------------------------------------------------

----------
     (1) The dollar amounts under these columns are the result of calculations at 0%, 5% and 10% rates set by the Securities and Exchange Commission, and therefore are not intended to forecast possible future appreciation, if any, of Osteotech's stock price. Any valuation model utilized to calculate future stock appreciation and valuation requires a prediction of Osteotech's stock price, and thus, could place
          Osteotech in the position of predicting a future stock price that would most likely be incorrect. Therefore, Osteotech did not use an alternative valuation method, as it is unaware of any method which will determine with reasonable accuracy a present value based on future unknown factors.


     (2) All options were granted at an exercise price equal to the fair market value of the common stock as determined by the last sale price as reported on Nasdaq on the date of grant. Options generally become exercisable in increments of 25% per year commencing one year from the date of grant and expire on the tenth anniversary of the date of grant.

     (3) These options vest immediately if certain financial targets for the six months ended June 30, 2001 are met. If such financial conditions are not met, these options vest in their entirety on December 7, 2003.

     (4) The "Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term" is the incremental gain to all stockholders as a group which would result from the application of the same assumptions applied to the Named Officers' options to all shares outstanding at December 31, 2000.

     (5) Information is based on all stock option grants made to optionees in 2000. 183,250 of these options were granted under the 1991 Stock Option Plan, 457,750 were granted under the 2000 Plan and 45,000 were granted under the 1991 Directors Plan. The exercise price shown is an average of all grants. Options expire on various dates in 2010.



                    AGGREGATED OPTION EXERCISES IN LAST YEAR
                           AND YEAR-END OPTION VALUES

     The following table sets forth the information with respect to the Named Officers concerning the exercise of options during 2000 and unexercised options held as of December 31, 2000.


                                                              Number of Securities            Value of Unexercised
                                                             Underlying Unexercised           In-the-Money Options
                                                             Options at Year-End (#)           at Year-End ($)(1)
                                                           ----------------------------    -----------------------------
                           Shares
                         Acquired on         Value
         Name           Exercise (#)    Realized ($)(2)    Exercisable    Unexercisable    Exercisable     Unexercisable
----------------------  ------------    ---------------    -----------    -------------    -----------     -------------
Richard W. Bauer                0                $0          389,000          80,000         $19,691        $ 62,500
Arthur A. Alfaro                0                 0           50,000         275,000               0         156,250
Michael J. Jeffries             0                 0          125,144          47,500          13,909          31,250
James L. Russell,               0                 0          214,243          28,750          34,695          12,500
Ph.D.
Richard Russo                   0                 0           55,239          45,624           9,752          31,250

----------------------------

(1) The amount represents the difference between the exercise price and a market value of $4.75 as determined by the last sale price as quoted on Nasdaq on December 31, 2000.

(2) Calculated by determining the difference between the fair market value of the shares of common stock underlying the options (based upon the last sale price as quoted on Nasdaq) and the exercise price of the options on the date of exercise.


                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

     Only Messrs. Johnston and Fallon and Dr. Sogin served on the Compensation Committee during the year ended December 31, 2000. None of these directors has ever been an employee of Osteotech or any of its subsidiaries. During the year ended December 31, 2000, no executive officer of Osteotech served on the Compensation Committee or Board of Directors of any other entity which had any executive officer who also served on the Compensation Committee or Board of Directors of Osteotech.

                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board of Directors consists entirely of non-employee directors and determines all compensation paid or awarded to Osteotech's executive officers. The Compensation Committee believes Osteotech must retain, adequately compensate and financially motivate talented and ambitious managers capable of leading Osteotech's planned expansion in highly competitive fields, in which many of Osteotech's competitors have greater total resources. The Compensation Committee's goal is to use Osteotech's resources wisely by attracting and retaining the most effective and efficient management organization possible. In determining the compensation of the executive officers in 2000, the Compensation Committee utilized the standards set forth in the Salary Administration Program and the Executive Performance Bonus Program, which were adopted by the Compensation Committee in consultation with an independent management compensation consulting firm and are summarized below.

Overview

     Executive officers' compensation consists principally of three components:

     o    base salary

     o    cash bonus

     o    stock options

     The Compensation Committee believes that the best interests of its stockholders will be served if the executive officers are focused on the long-term objectives of Osteotech, as well as the current year's goals. The Compensation Committee views salary and cash bonuses as better suited to reward and provide incentive for the achievement of current goals.

     The Compensation Committee views stock options as an important long-term incentive vehicle for its executive officers. Options provide executives with the opportunity to share in the appreciation of the value of its common stock which the Compensation Committee believes would be due largely to the efforts of such executives. All options granted under the Stock Plan have an exercise price at least equal to the fair market value of the common stock at the time of grant, and therefore any value which ultimately accrues to executive officers is based entirely on our stock performance and thus directly reflects stock price increases shared by our stockholders. Options will have no value if the stock price is below the exercise price. At the Compensation Committee's determination, options generally vest at the rate of 25% each year over a four
(4) year period commencing on the first anniversary of the grant date and are exercisable for a period of ten (10) years from the grant date. In addition, the Compensation Committee has granted to certain Named Officers options that have an accelerated vesting schedule if certain financial targets are met to provide an incentive to achieve short term financial goals. See "Option Grants in Last Year" on page 15.

     The 1994 Employee Stock Purchase Plan was adopted in January, 1994 by the Board, approved by the stockholders in June, 1994 and went into effect in August, 1994. The Compensation Committee believes that all Osteotech employees should have the opportunity to acquire or increase their holdings of Osteotech common stock. All eligible employees, including executive officers, who participate in the 1994 Employee Stock Purchase Plan have deductions made by Osteotech from their compensation to purchase Osteotech's common stock quarterly at a purchase price equal to 85% of the reported last sale price of Osteotech's common stock on the last day of each quarter.

     It should also be noted that:

     o exceptions to the general principles stated herein are made when the Compensation Committee deems them appropriate to the stockholders' interest;

     o    the  Compensation   Committee   regularly  considers  other  forms  of
          compensation and modifications of its present policies, and will make changes as it deems appropriate; and

     o the competitive opportunities to which Osteotech's executives are exposed frequently come from private companies or divisions of large companies, for which published compensation data is often unavailable, with the result that the Compensation Committee's information about such opportunities is often anecdotal.

     Certain provisions of the Internal Revenue Code impose conditions to be met in order for a publicly held corporation to deduct compensation paid in excess of $1 million per year per employee as compensation expense for Federal income tax purposes. The value of Osteotech's common stock may make it more likely that the total compensation of executive officers may exceed this limit, since the spread between the exercise price of options and the fair market value of the common stock on the date of exercise of options must be included in the compensation of an employee in determining whether the limit is exceeded. The Stock Plan has been designed to ensure that the compensation recognized by an executive officer upon the exercise of an option is performance based for purposes of the Internal Revenue Code Section 162(m). As a result, the Compensation Committee believes that compensation recognized by executive officers upon exercise of options granted under the Stock Plan qualifies as performance based compensation and is deductible by Osteotech for Federal income tax purposes even though it may exceed $1 million.

Salary and bonus programs

     The salaries and bonuses paid to the executive officers were determined in accordance with Osteotech's Salary Administration Program and the Executive Performance Bonus Program adopted by the Compensation Committee. These programs were developed in consultation with an independent management compensation consulting firm.

     The range of salary levels were established based upon the competitive factors in the marketplace and the level of the executive officer's position within Osteotech's management structure. The actual salary paid within such range is based, initially, on qualifications, and on an ongoing basis, upon a combination of qualifications and the executive officer's individual performance. Increases in salaries are based upon a performance appraisal which is conducted annually by the Compensation Committee. Based upon a survey conducted by the independent management compensation consultant retained by the Compensation Committee at the time this program was instituted and subsequently updated in 1998, the Compensation Committee believes that the salaries paid to its executive officers are generally within the mid-range of salaries paid to executives in similar positions at comparable companies with which Osteotech competes for executive talent.

     The primary objective of the Executive Performance Bonus Program is to provide incentives to the executive officers and other key members of management to achieve financial and business objectives. The program is designed to

     o    emphasize and improve Osteotech's performance

     o    focus management's attention on key priorities and goals

     o    reward significant contributions to Osteotech's success

     o    attract and retain results-oriented executives and managers

     The Compensation Committee has decided to look solely at Osteotech's performance when determining bonus amounts for executive officers. Except for the Chief Executive Officer, in a year of satisfactory accomplishment of company goals the range of bonuses for executive officers is generally 20% to 40% of base salary. Bonus payouts can exceed these ranges when Osteotech exceeds its profit before taxes goal, and conversely, significant under-performance of Osteotech's goals could result in the reduction or suspension of bonuses at the executive level. The Compensation Committee did not authorize any bonus payouts for executive officers for the year ended December 31, 2000 because Osteotech did not achieve its goals for that year.

     Executive officers who are eligible for a bonus are also eligible to receive stock options. An annual targeted number of options has been established by the Compensation Committee based upon the salary grade of each executive officer. This number is reviewed by the Compensation Committee periodically. The number of options actually granted is based upon the individual performance of the executive officer and the Compensation Committee's assessment of the executive officer's ability to contribute to the enhancement of stockholder value in the future. In addition, the Compensation Committee has granted options to certain executive officers that vest immediately if certain financial targets are met to provide an incentive to achieve short term financial goals. See "Option Grants in Last Year" on page 15.

Chief Executive Officer's Compensation

     The base salary and bonus of the Chief Executive Officer are determined by the Compensation Committee in accordance with the Salary Administration Program and Executive Performance Bonus Program discussed above. In a year of satisfactory accomplishment of company goals the range of bonus for the Chief Executive Officer is generally 30% to 50% of base salary. The bonus payout for the Chief Executive Officer can exceed these ranges when Osteotech exceeds its profit before taxes goal and, conversely, significant under-performance of Osteotech's goals could result in the reduction or suspension of bonuses for the Chief Executive Officer. The Compensation Committee did not authorize a bonus payout for the Chief Executive Officer for the year ended December 31, 2000 because Osteotech did not achieve its goals for that year. The differences between the compensation level of the Chief Executive Officer and that of the other executive officers are due to the Compensation Committee's acknowledgment of the importance of the Chief Executive Officer to the success of Osteotech's business. The Chief Executive Officer is also eligible to receive stock options under the Stock Plan. In addition, the Compensation Committee has granted options to the Chief Executive Officer that vest immediately if certain financial targets are met to provide an incentive to achieve short term financial goals. See "Option Grants in Last Year" on page 15.


     Effective April 1, 2000 and 2001, Mr. Bauer's base annual salary was set at $345,000 and $360,000, respectively. The Compensation Committee believes that Mr. Bauer's compensation is in line with compensation paid to chief executive officers of comparable companies.

                                           Members of the Compensation Committee



                                           Donald D.  Johnston, Chairman
                                           Kenneth P.  Fallon, III
                                           Stephen J.  Sogin, Ph.D.

                              EMPLOYMENT AGREEMENTS

     Osteotech has entered into employment agreements with its executive officers. The terms of such employment agreements are summarized below.

                                                                                       Other
Name and Position      Date of Agreement         Term               Salary           Compensation         Severance
-----------------      -----------------   -----------------    ---------------     ----------------    --------------
Richard W. Bauer       12/4/98             Two year initial     Effective April     Bonus and stock     If terminated
Chief Executive                            term subject to      1, 2001, the        option grants as    without cause,
Officer                (Renewed for        automatic renewal,   Compensation        determined by       entitled to twelve
                       additional two      unless terminated    Committee           Compensation        months of base
                       year period on      at least three       increased base      Committee based     salary and an
                       12/4/00)            months prior to      salary to           on Osteotech's      additional twelve
                                           such two year term   $360,000.           performance.        months of salary,
                                           ending.                                                      unless he finds
                                                                                                        comparable
                                                                                                        employment.

Arthur A. Alfaro       9/13/99             Two year initial     Effective April     Bonus and stock     If terminated
President and Chief                        term subject to      1, 2001, the        option grants as    without cause,
Operating Officer                          automatic renewal,   Compensation        determined by       entitled to twelve
                                           unless terminated    Committee           Compensation        months of base
                                           at least three       increased base      Committee based     salary and an
                                           months prior to      salary to           on Osteotech's      additional twelve
                                           such two year term   $303,000.           performance.        months of salary,
                                           ending.                                                      unless he finds
                                                                                                        comparable
                                                                                                        employment.

Michael J. Jeffries    1/1/98              Two year initial     Effective April     Bonus and stock     If terminated
Executive Vice                             term subject to      1, 2001, the        option grants as    without cause,
President and Chief    (Renewed for        automatic renewal,   Compensation        determined by       entitled to
Financial Officer      additional two      unless terminated    Committee           Compensation        severance payment
                       year period on      at least three       increased base      Committee based     equal to twelve
                       1/1/00)             months prior to      salary to           on Osteotech's      months' base
                                           such two year term   $255,000.           performance.        salary.
                                           ending.

James L. Russell,      12/18/97            Two year initial     Effective April     Bonus and stock     If terminated
Ph.D.                                      term subject to      1, 2001, the        option grants as    without cause,
Executive Vice         (Renewed for        automatic renewal,   Compensation        determined by       entitled to
President, Chief       additional two      unless terminated    Committee           Compensation        severance payment
Scientific Officer     year period on      at least three       increased base      Committee based     equal to twelve
                       12/18/99)           months prior to      salary to           on Osteotech's      months' base
                                           such two year term   $216,300.           performance.        salary.
                                           ending.

Richard Russo          4/1/99              Two year initial     Effective April     Bonus and stock     If terminated
Executive Vice                             term subject to      1, 2001, the        option grants as    without cause,
President and                              automatic renewal,   Compensation        determined by       entitled to
General Manager,                           unless terminated    Committee           Compensation        severance payment
International                              at least three       increased base      Committee based     equal to twelve
                                           months prior to      salary to           on Osteotech's      months' base
                                           such two year term   $227,000.           performance.        salary.
                                           ending.


     In addition, all of the above named executive officers have entered into confidentiality and non-competition agreements with Osteotech.

                          CHANGE IN CONTROL AGREEMENTS

     In September, 1997, we entered into change in control agreements with certain officers including Richard W. Bauer, Michael J. Jeffries, James L. Russell and Richard Russo to assure that Osteotech will have their continued dedication as executives notwithstanding the possibility, threat or occurrence of a change in control of Osteotech. We entered into a similar agreement with Arthur A. Alfaro when he joined us in September, 1999. Under the change in control agreements, a change in control is defined as (i) a change in the Board of Directors of Osteotech such that a majority of the Board is made up of persons who were neither nominated nor appointed by incumbent Directors, (ii) the acquisition by any person of a majority of the outstanding voting securities of Osteotech, except if such acquisition is effected by Osteotech itself, by an employee benefit plan of Osteotech or pursuant to an offering by Osteotech of its voting securities, (iii) a merger or consolidation of Osteotech with another company such that neither Osteotech nor any of its subsidiaries will be the surviving entity, (iv) a merger or consolidation of Osteotech following which Osteotech or a previous subsidiary of Osteotech will be the surviving entity and a majority of the voting securities of Osteotech will be owned by a person or persons who were not beneficial owners of a majority of Osteotech's voting securities prior to such merger or consolidation, (v) a liquidation of Osteotech, or (vi) a sale or disposition by Osteotech of at least 80% of its assets.

     Under the agreements, for one (1) year after the occurrence of a change in control, each executive will remain in Osteotech's employ in the same position he held before the change in control and will be entitled to a base salary and benefits no less favorable than those in effect for such executive immediately preceding the change in control. In addition, upon a change in control, all unvested stock options held by each executive will vest and become exercisable immediately, notwithstanding anything to the contrary contained in the option certificates or any plan covering such options. If, however, the change in control arises from a merger or consolidation in which neither Osteotech nor any of its subsidiaries is the surviving entity or from the liquidation of Osteotech, each executive will instead be given a reasonable opportunity to exercise such options prior to the change in control and any such options not so exercised will terminate on the effective date of the change in control.

     Upon a change in control, each of the following executives is entitled to an additional payment equal to a given number (see table below), multiplied by
(i) the amount by which the payment per share received or to be received by the stockholders of Osteotech in connection with such change in control event exceeds $8.50, or (ii) if there is no such payment, the amount by which the average of the last reported sale price of Osteotech's common stock for the five
(5) trading days immediately preceding such change in control exceeds $8.50:

        Mr. Bauer.......................................       342,251
        Mr. Jeffries....................................       169,013
        Dr. Russell.....................................        84,507
        Mr. Russo.......................................        92,957

     Mr. Alfaro's agreement does not have a similar provision.

     The agreements also provide that if, after a change in control, an executive's employment is terminated for any reason, the executive will be entitled to receive all then accrued pay, benefits, executive compensation and fringe benefits, including pro rata bonus and incentive plan earnings through the date of his termination plus the amount of any compensation he previously deferred, in each case, to the extent theretofore unpaid. In addition, unless the executive's employment was terminated by the executive without good reason (as defined below) on or prior to the 180th day after the change in control event or by Osteotech for just cause (as defined in the agreement) on or prior to the 180th day after the change in control event, the executive will receive
(i) a payment equal to three (3) times his average annual gross income for the five (5) taxable years prior to the change in control event, plus interest, and
(ii) at Osteotech's expense, medical, health and disability benefits comparable to those he received prior to the change in control for a period of three (3) years following his termination. Furthermore, unless the executive's employment was terminated by the executive without good reason prior to the first anniversary of the change in control event or was terminated by Osteotech for just cause, the executive will also be entitled to (i) the balance of all pay, benefits, compensation and fringe benefits including (but not limited to) pro rata salary, bonus and incentive plan earnings payable through the first anniversary of the change in control event, and (ii) an office and reasonable secretarial and other services from Osteotech for one year from the date of his termination.

     For purposes of the change in control agreements, good reason includes (A) the assignment to the executive of duties which are not substantially of equal status, dignity and character as the duties performed immediately prior to the change in control, (B) the failure of Osteotech to provide full compensation as contemplated by the change in control agreement, (C) the relocation of the executive's office to a location more than fifteen miles from the location required immediately prior to the change in control, or his being required to travel to a much greater extent than required immediately prior to the change in control in order to perform duties of substantially equal status, dignity and character to those performed prior to the change in control, (D) the failure of a successor corporation to expressly assume and agree to perform Osteotech's obligations under the change in control agreement, provided such successor has received at least twenty (20) days prior written notice of such obligations, and
(E) the voluntary termination by the executive for any reason after the 180th day following the change in control. Except with respect to section (E), the determination that good reason exists requires that the employee make such determination in good faith, notify Osteotech of his or her position in writing and provide twenty (20) days for Osteotech to cure.

     The Board of Directors has given a notice of non-renewal to each individual who entered into a change in control agreement with Osteotech. Such agreements will terminate in September, 2002. The Board of Directors intends to enter into new charge in control agreements, the exact terms of which have not been determined.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

     The graph below summarizes the total cumulative return experienced by Osteotech's stockholders during the five-year period ended December 31, 2000, compared to the Nasdaq Stock Market Index and the Dow Jones Medical Supplies Index. The changes for the periods shown in the graph and table are based on the assumption that $100.00 has been invested in Osteotech, Inc. common stock and in each index below on January 1, 1996 and that all cash dividends were reinvested.

[GRAPHIC OMITTED]

----------------------------------------------------------------------------------------------------------------------


                                      Jan.1                                  December 31,
                                                ----------------------------------------------------------------------
                                       1996          1996         1997          1998          1999          2000
                                  ------------- ----------------------------------------------------------------------

Osteotech, Inc.                      $100.00       $ 99.99       $389.26       $664.24       $286.59       $101.78
Nasdaq Stock Market                   100.00        122.43        149.45        206.99        385.88        232.97
Dow Jones Medical Supplies            100.00        117.71        140.67        199.90        161.91        204.92

----------------------------------------------------------------------------------------------------------------------

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Osteotech entered into an agreement with American Tissue Services Foundation, a not-for-profit corporation organized under the laws of the State of Delaware, in December, 2000. Under the terms of the agreement, Osteotech is the exclusive processor and distributor of human bone and related connective soft tissue recovered by American Tissue Services Foundation. Michael J. Jeffries, a director and an executive officer of Osteotech, serves on the board of directors of American Tissue Services Foundation. Pursuant to a Loan Agreement entered into in February, 2001, which expires on December 31, 2010, between Osteotech and American Tissue Services Foundation, American Tissue Services Foundation may borrow up to an aggregate outstanding amount of $1,500,000 from Osteotech throughout the term of the agreement. Each loan matures five (5) years from the date it is made and bears interest at a rate per annum equal to the five year Treasury Bill rate as reported in the Wall Street Journal on the date immediately proceeding the date such loan is made, plus one percent (1%). Interest is payable on a quarterly basis. As of March 31, 2001, Osteotech had loaned American Tissue Services Foundation an aggregate $465,000.

                   PROPOSAL NO. 2 -- RATIFICATION OF AUDITORS

     The Audit Committee of the Board of Directors approved the retention of PricewaterhouseCoopers LLP as Osteotech's independent auditors for the year ending December 31, 2001. PricewaterhouseCoopers LLP and its predecessor Coopers and Lybrand L.L.P. have served as Osteotech's independent auditors since 1987. Representatives of PricewaterhouseCoopers LLP will be available to answer questions and make statements at the annual meeting.

Board recommendation and stockholder vote required

     The Board of Directors recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as Osteotech's independent auditors for the year ending December 31, 2001 (Proposal No. 2 on the proxy card). The affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the proposal will be required for approval.

     If  the   appointment  is  not  ratified,   management  will  select  other
independent auditors. If the appointment is ratified, management reserves the right to appoint other independent auditors.

                          ANNUAL REPORT TO STOCKHOLDERS

     Osteotech's 2000 Annual Report to Stockholders accompanies this proxy statement.

                             STOCKHOLDERS' PROPOSALS

         In order for a stockholder to have a proposal included in the proxy statement for the 2002 annual stockholders' meeting, the proposal must comply with both the procedures identified by Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and be received in writing by

Osteotech's Secretary on or before 5:00 P.M. Eastern Standard Time on January 11, 2002. Such a proposal will be considered at the 2002 annual stockholders' meeting.

     In the event a stockholder does not meet the January 11, 2002 deadline, the stockholder can still give notice of a proposal to be presented at the 2002 annual stockholders' meeting until March 29, 2002, however, such proposal will not be included in the proxy materials relating to such meeting. Such a proposal will be considered timely within Rule 14a-4(c) and may be considered at the 2002 annual stockholders' meeting if it complies with Rule 14a-8.

     Any proposal received after March 29, 2002 will be considered untimely and the persons named in the proxy for such meeting may exercise their discretionary voting power with respect to such proposal.

                                     GENERAL

     The expenses of preparing and mailing this proxy statement and the accompanying proxy card and the cost of solicitation of proxies, if any, will be borne by Osteotech. In addition to the use of mailings, proxies may be solicited by personal interview, telephone and telegraph, and by directors, officers and regular employees of Osteotech without special compensation therefore. Osteotech expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of Osteotech's common stock.

     Unless contrary instructions are indicated on the proxy card, all shares of common stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR all of the proposals described in this proxy statement.

                                  OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the annual meeting. If matters other than the foregoing should arise at the annual meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons named in the proxy card.

     Please complete, sign and date the enclosed proxy card, which is revocable as described herein, and mail it promptly in the enclosed postage-paid envelope.

                                       By Order of the Board of Directors,

                                       /s/ Michael J. Jeffries
                                       ----------------------------------------
                                       MICHAEL J. JEFFRIES
                                       Secretary

Dated: April 30, 2001

                                 OSTEOTECH, INC.
                                      PROXY
                                  COMMON STOCK

                          ANNUAL MEETING: JUNE 14, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Richard W. Bauer and Michael J. Jeffries, and each of them, as proxies, with full power of substitution in each of them, are hereby authorized to represent and to vote, as designated below and on the reverse side, upon the following proposals and in the discretion of the proxies on such other matters as may properly come before the Annual Meeting of Stockholders of Osteotech, Inc. to be held at the Sheraton Eatontown Hotel and Conference Center, 6 Industrial Way East, Eatontown, New Jersey 07724 on Thursday, June 14, 2001 at 9:00 A.M. or any adjournment(s), postponement(s) or other delay(s) thereof (the "Annual Meeting"), all shares of common stock of Osteotech to which the undersigned is entitled to vote at the Annual Meeting. The following proposals are more fully described in the Notice of Annual Meeting and Proxy Statement for the Annual Meeting dated April 30, 2001 (receipt of which is hereby acknowledged).

     UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSALS 1 AND 2.

(Continued and to be dated and signed on the reverse side.)

                                              OSTEOTECH, INC.
                                              51 JAMES WAY
                                              EATONTOWN, NJ 07724

1.   To elect seven (7)     FOR all nominees [ ]  WITHHOLD AUTHORITY  [ ]
     directors.             listed below.         for all nominees listed below


     Nominees: Arthur A. Alfaro, Richard W. Bauer, Kenneth P. Fallon, III, Michael J. Jeffries, Donald D. Johnston, John Phillip Kostuik M.D., FRCS(C) and Stephen J. Sogin, Ph.D. (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

[ ]  Exceptions:
                ----------------------------------------------------------------

2. To ratify the appointment of PricewaterhouseCoopers LLP as Osteotech's independent auditors for the year ending December 31, 2001.

FOR  [ ]                       AGAINST  [ ]                     ABSTAIN  [ ]

3.   To  transact  such other  business as may  properly  come before the Annual
     Meeting.

                                        PLEASE  CHECK  THIS BOX IF YOU EXPECT TO
                                        ATTEND THE ANNUAL MEETING IN PERSON. [ ]

                                        (Please  sign exactly as name appears to
                                        the left, date and return. If shares are
                                        held by joint tenants, both should sign.
                                        When signing as an  attorney,  executor,
                                        administrator,   trustee  or   guardian,
                                        please  give  full  title as such.  If a
                                        corporation,   please   sign   in   full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person.)

                                        Please Date:
                                                    ---------------------------

                                        Sign Here:
                                                    ---------------------------

                                        ---------------------------------------
                                              Signature (if held jointly)

                                        Capacity  (Title  or  Authority,   i.e.,
                                        President,  Partner, Executor,  Trustee)
                                        Votes must be indicated in Black or Blue ink.

PLEASE SIGN AND DATE AND RETURN YOUR PROXY TODAY

                                                                      Exhibit A

                         CHARTER OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                                 OSTEOTECH, INC.


Purpose

The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements and the Company's legal compliance and ethics programs as established by management and the Board.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter on an annual basis.


Membership

The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the NASD.

Accordingly, all of the members will be directors:

1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

Key Responsibilities

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

o    The Committee shall:

     o review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards (`SAS') No. 61.

     o as a whole, or through the Committee chair, review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the maters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q.

     o request from the outside auditors annually, a formal written statement delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard Number 1;

     o discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

     o recommend that the Board take appropriate action to oversee the independence of the outside auditors.

o The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

                                       A-2